EXHIBIT 10.14

                         ADVISORY AGREEMENT SUBCONTRACT

   This Advisory Agreement Subcontract (the "Agreement") is made as of March 1, 1997 by and among Apple Residential Income Trust, Inc., a Virginia corporation ("Apple"), Apple Residential Advisors, Inc., a Virginia corporation (the "Advisor"), and Cornerstone Realty Income Trust, Inc., a Virginia corporation ("Cornerstone"), and provides:

                                    RECITALS

A. Apple and the Advisor are parties to an Advisory Agreement dated as of November 1, 1996 (the "Advisory Agreement"), pursuant to which Apple has engaged the Advisor to provide certain information, advice, assistance and facilities related to the business of Apple, as more particularly described in the Advisory Agreement.

B. The Advisor desires to delegate and assign to Cornerstone, and Cornerstone desires to accept the delegation and assignment from the Advisor of, all of the Advisor's duties, obligations, rights, powers and benefits under the Advisory Agreement attributable to the period beginning on the date of this Agreement, and Apple is willing to consent to such delegation and assignment, all as more particularly set forth herein.

   NOW THEREFORE, in consideration of the foregoing, of the mutual covenants and agreements contained herein, and other good and valuable consideration, the parties agree as follows:

1. The Advisor does hereby delegate and assign to Cornerstone all of the Advisor's duties, obligations, rights, powers and benefits under the Advisory Agreement attributable to the period beginning on the date of this Agreement. Cornerstone accepts such delegation and assignment. The intent of such delegation and assignment is to impose upon Cornerstone all duties and obligations of the Advisor under the terms of the Advisory Agreement attributable to the period beginning on the date of this Agreement, and to confer upon Cornerstone all of the correlative rights, powers and benefits (including, without limitation, the right to receive all fees and expense reimbursements) conferred by or provided for in the Advisory Agreement, and this Agreement shall be interpreted and construed consistently with such intent. For so long as this Agreement remains in effect, the term "Advisor," as used in the Advisory Agreement, shall be deemed to refer to Cornerstone, unless the context clearly requires otherwise.

2.   Apple consents to the delegation and assignment referred to in Section 1.

3. This Agreement may be terminated at any time by Cornerstone by written notice delivered to the Advisor and Apple in the manner and to the addresses set forth in the Advisory Agreement.

4. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Advisory Agreement.

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   IN WITNESS WHEREOF,  the parties hereto have executed this Agreement by their duly authorized officers as of the date first written above.


                                   APPLE RESIDENTIAL INCOME TRUST, INC.,
                                    a Virginia corporation

                                   By:/s/ Glade M. Knight
                                      -----------------------------------

                                   Title: Chairman
                                          -------------------------------


                                   APPLE RESIDENTIAL ADVISORS, INC.,
                                    a Virginia corporation

                                   By:/s/ Glade M. Knight
                                      -----------------------------------

                                   Title: Chairman
                                          -------------------------------


                                   CORNERSTONE REALTY INCOME TRUST, INC.,
                                    a Virginia corporation

                                   By:/s/ Glade M. Knight
                                      -----------------------------------

                                   Title: Chairman
                                          -------------------------------